UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-3
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 4, 2016 (April 15, 2016)

AMAZING ENERGY OIL AND GAS, CO.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

701 S Taylor Street
Suite 470, LB 113
Amarillo, Texas 79101
(Address of principal executive offices and Zip Code)

(855) 448-1922
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02           COMPLETION OF MATERIAL DEFINITIVE AGREEMENT.

On April 15, 2016, we entered into an agreement with Gulf South Holdings, Inc. ("GSHI") to acquire all the outstanding shares of common stock of Gulf South Securities, Inc., an SEC, FINRA registered broker-dealer ("GSSI") locate in Gig Harbor, Washington in exchange for 5,349,153 shares of our common stock and 2,674,576 stock purchase warrants.  The number of shares of common stock to be issued was subsequently amended to 5,373,528 shares.  The agreement also contained provisions the issuance of Series A Preferred Stock and Series B Preferred Stock with provisions for the conversion and redemption of the same.  Further, the agreement contained other provisions with respect to converting certain debts to equity positions.  Delaney Equity Group, LLC ("Delaney") would receive 250,000 restricted shares of our common stock for its involvement with this transaction pursuant to our agreement with Delaney dated September 11, 2015 which was filed as Exhibit 10.17 to our Form 10-Q for the quarter ended January 31, 2016.  On July 31, 2016 the parties completed the performance of terms of the foregoing agreement and GSSI became a wholly owned subsidiary corporation of Amazing Energy Oil and Gas, Co.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 31, 2016, we issued 5,373,528 restricted shares of our common stock and 2,674,576 stock purchase warrants to GSHI and others in consideration of GSHI transferring to us of 100,000 shares of common stock of GSSI which constitutes all of the issued and outstanding shares of common stock of GSSI.  We also issued 250,000 restricted shares of our common stock to Delany.  Further, we issued 9,000 restricted shares of our Series A Preferred Stock to Jed Miesner.  Each Series A Preferred shares has 10,000 votes.  Further, we issued 50,000 restricted shares of our Series B Preferred Stock to Bories Capital, LLC.  The Series B Preferred Stock has no voting rights other than to be voted when required by Nevada law.  The common stock, Series A Preferred Stock, and Series B Preferred Stock vote as a unit on all matters submitted to our shareholders.  Upon the completion of the foregoing stock exchange, GSSI became our wholly owned subsidiary corporation.  GSSI is an SEC, FINRA registered securities broker-dealer.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

On July 31, 2016, we issued 5,373,528 restricted shares of our common stock and 2,674,576 stock purchase warrants to GSHI and others in consideration of GSHI transferring to us of 100,000 shares of common stock of GSSI which constitutes all of the issued and outstanding shares of common stock of GSSI.  We also issued 250,000 restricted shares of our common stock to Delany.  Further, we issued 9,000 restricted shares of our Series A Preferred Stock to Jed Miesner.  Each Series A Preferred shares has 10,000 votes.  Further, we issued 50,000 restricted shares of our Series B Preferred Stock to Bories Capital, LLC.  The Series B Preferred Stock has no voting rights other than to be voted when required by Nevada law.  The common stock, Series A Preferred Stock, and Series B Preferred Stock vote as a unit on all matters submitted to our shareholders.  All of the foregoing transactions were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 5.01          CHANGES IN CONTROL OF THE REGISTRANT.

Upon completion of the foregoing transaction, our shares of common and preferred stock were held as follows by officers, directors and affiliates.

COMMON STOCK
Beneficial Owner	Amount & Nature of Ownership	Percentage of Class	Total Voting Power	Percentage of Voting Power When Voting with Class A Preferred and Class B Preferred

Arthur W. Seligman 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Timothy J. Flanagan 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Jed Miesner (1) 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	23,559,964	39.84%	23,559,964	15.79%

Bob Manning 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	381,568	0.65%	381,568	0.26%

Tony Alford 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	864,057	1.46%	864,057	0.58%

Darrell Carey 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	57,604	0.10%	57,604	0.04%

Robert Bories 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Reese Pinney 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Stephen Salgado 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	299,540	0.51%	299,540	0.20%

Dan Denton 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

All officers and directors as a group (10 individuals)	25,162,733	42.55%	25,162,733	16.87%

Gulf South Holdings, Inc. and others	5,373,528	9.09%	5,373,528	3.60%

The National Christian Charitable Foundation (1)	6,000,000	10.15%	6,000,000	4.02%

(1)
21,747,785 shares registered in the name of JLM Strategic Investments, LP, 1,452,731 shares registered in the name of Cornerstone Fidelity Capital LLC, 359,448 registered in the name of Jed Miesner, and 6,000,000 shares registered in the name of The National Christian Charitable Foundation which are controlled by Jed Miesner.

The Common Stock Votes with the Series A Preferred Stock and Series B Preferred Stock on all matters submitted to shareholders.

SERIES A PREFERRED STOCK
Beneficial Owner	Amount & Nature of Ownership	Percentage of Class	Total Voting Power	Percentage of Total Voting Power

Arthur W. Seligman 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Timothy J. Flanagan 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Jed Miesner 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	9,000[1]	100.00%[1]	90,000,000	60.33%[1]

Bob Manning 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Tony Alford 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Darrell Carey 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Robert Bories 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Reese Pinney 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Stephen Salgado 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Dan Denton 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

All officers and directors as a group (10 individuals)	9,000	100.00%	90,000,000	60.33%

[1]	Each share of Series A Preferred Stock has 10,000 votes per share and votes with the common stock and Series B Preferred Stock on all matters submitted to shareholders.

SERIES B PREFERRED STOCK
Beneficial Owner	Amount & Nature of Ownership	Percentage of Class	Total Voting Power	Percentage of Voting Power

Arthur W. Seligman 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Timothy J. Flanagan 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Jed Miesner 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Bob Manning 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Tony Alford 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Darrell Carey 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Robert Bories (1) 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	50,000	100.00%	50,000	0.03%

Reese Pinney 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Stephen Salgado 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

Dan Denton 701 South Taylor Street Suite 470, LB 113 Amarillo, TX 79101	0	0.00%	0	0.00%

All officers and directors as a group (10 individuals)	50,000	100.00%	50,000	0.03%

(1)	50,000 Series B preferred shares registered in the name of Bories Capital LLC which is controlled by Robert Bories.

We are not categorized as a "shell company" as that term is defined in Reg. 405 of the Act. A "shell company" is a corporation with no or nominal assets or its assets consist solely of cash, and no or nominal operations.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On July 31, 2016, the following persons replaced our existing officers and directors by vote of our board of directors.

Arthur W. Seligman, Chief Executive Officer - Arthur W. Seligman co-founded Gulf South Holding in June 2008 and serves as its President since April 2012 and as Chairman of the Board.  Mr. Seligman also serves as a Director of OT Mining Corporation (symbol OTMN) and NAMEX Exploration Inc.  Mr. Seligman joined PDC Securities, Incorporated, a broker/dealer affiliate of Petroleum Development Corporation, in 1984 as Director of Sales and Marketing from Willard Securities where he was a managing partner.  Petroleum Development Corporation has oil and gas operations in the Appalachian Basin, the Rocky Mountains and Michigan and was added to the Russell 2000 Index of companies in 2003.  Mr. Seligman graduated from Montclair University with a Bachelor of Arts degree.  Mr. Seligman devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Timothy J. Flanagan, President - Timothy J. Flanagan co-founded Gulf South Holding in June 2008 and serves as its Secretary, Chief Operating Officer and a Director.  Mr. Flanagan is also President and a Director of Gulf South Securities since January 2009.   During the years 2004 to 2006, Mr. Flanagan directed the formation and was an Operating Partner of Gemfield Capital Management LLC, an international money management firm based in New York City, New York.  In 2002, in concert with a California investor group, Mr. Flanagan formed Bignose.com and served as CEO and a Board member.  Bignose manufactured and marketed digital photographic products through strategic agreements with Microsoft, Fuji America and others.  Bignose.com was sold in 2003.  Beginning in 1990 and through 2000, Mr. Flanagan was President of Quantum Resources of New York, Inc. Quantum identified, negotiated and presented investment opportunities to broker-dealers.  In 1984, Mr. Flanagan co-founded Jonathan Allan, Inc., an SEC registered and NASD member firm.  Jonathan Allan was a national general investment and investment banking firm.  He held the offices of Chairman and Chief Operating Officer and was President of the company's Registered Investment Advisor.  Mr. Flanagan sold his interest in the company in 1990.  Mr. Flanagan received his undergraduate degree from Iona College, New York and a Juris Doctor degree from Pace Law School in White Plains, New York in 1984.  Mr. Flanagan is admitted to the New York State Bar and is member of the New York Bar Association.

Robert A. Bories, Treasurer - Robert A. Bories co-founded Gulf South Holding in June 2008 and serves as its Treasurer and a Director.  Mr. Bories manages all treasury functions for Gulf South Holding and assists the Chief Financial Officer.  Mr. Bories has served as Vice President and Treasurer of Gulf South Operators since 1998.  Since graduating from Vanderbilt University in 1977 with a Bachelor of Science degree in Business Administration and Accounting, Mr. Bories has held numerous positions in financial accounting and business administration.  In 1998, Mr. Bories joined Gulf South Operators as a co-owner.  Mr. Bories also serves as a Director for Rampart Energy, LLC, Standard Coffee Service, New Orleans Board of Trade, WYES Public Television, Isidore Newman School and Touro Infirmary Foundation and other companies, and is the former President Pro Tem of New Orleans Public Belt Railroad.  Mr. Bories devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Reese B. Pinney, Chief Operations Officer - Reese B. Pinney co-founded Gulf South Holding in June 2008 and serves as its Senior Vice President and a Director.  Mr. Pinney has served as President of Gulf South Operators since 1992.  Mr. Pinney is a graduate of the University of New Orleans with a Master of Science degree in Earth Science and a graduate of the University of Virginia with a Bachelor of Arts degree in Economics and History.  Mr. Pinney also serves as a Director of Rampart Energy, LLC and Lexington Resources Inc.  In conjunction with Mr. O'Donnell, Mr. Pinney is responsible for all of Gulf South Holding's geological and geophysical evaluations.  Throughout his career, Mr. Pinney has developed extensive experience identifying and developing lower risk development drilling opportunities.  Mr. Pinney is an active member of the Society of Independent Earth Scientists, the New Orleans Geological Society and the American Association of Petroleum Geologists.  Mr. Pinney devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Stephen Salgado, Secretary and Comptroller - Stephen Salgado currently serves as an officer for Amazing Energy, Inc., Amazing Energy, LLC and Jilpetco Inc.  Since its formation in 2010, Mr. Salgado has served as President, Secretary and Treasurer for Amazing Energy, Inc.  Since 2013, Mr. Salgado has served as Vice President of the Land & Legal Department of Amazing Energy, LLC. Mr. Salgado's longest term as an officer has been through his duties as Secretary and Treasurer of Jilpetco Inc. since 2005. Mr. Salgado has 12 years of experience in the oil & gas industry which has provided him the opportunity to serve as Manager of the Accounting Department, the Owner Relations Department, the Land & Legal Department and the Human Resources Department for each of the Exploration & Production (Amazing Energy) and Operating (Jilpetco) companies, all of which he still serves. Mr. Salgado's proficiencies also include being the Project Manager for numerous oil & gas property acquisitions and divestments, numerous Drilling Program Offerings, Recompletion Projects, Common and Preferred Stock Offerings, and a reverse-merger. Mr. Salgado's experience also includes regulatory compliance with the Texas Railroad Commission, the Oklahoma Corporation Commission, the University Lands System of Texas, and the General Land Office of Texas, as well as corporate recordkeeping.  Mr. Salgado is a 2005 graduate of West Texas A&M University with a BBA in Management.

Dan N. Denton, Chief Financial Officer - Dan N. Denton is the Company's Chief Financial Officer.  Mr. Denton has extensive oil and gas accounting and operational experience.  Prior to his appointment with Gulf South Holding and beginning in March of 2011, Mr. Denton served as Chief Operating Officer of Maverick Drilling and Exploration Limited ("Maverick"), a publically traded exploration and contract drilling company (ASX:MAD).  He played a key role in Maverick's field operations, including its flagship project in the Blue Ridge Dome field south of Houston, Texas and in the Nash and Boling Dome Fields, west of Houston.  Preceding his work with Maverick, Mr. Denton served as Vice President of Mesa Energy (Dallas, Texas).  Before that, he served as Executive Vice President and Chief Operating Officer of Petrosearch Energy Corporation and as President of Petrosearch's Operating Company.  Mr. Denton, a CPA, graduated magna cum laude from Northeast Louisiana University (now University of Louisiana at Monroe) in 1975 with a major in accounting.  Mr. Denton practiced as a certified public accountant with Peat Marwick & Main (now KPMG) from 1975 to 1980 in their Shreveport, Houston and Dallas offices.  Mr. Denton devotes substantially all of his professional time to the business and affairs of Amazing Energy.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The financial statements for the company acquired, GSSI, will be filed no later than 71 calendar days after the date that the initial report on Form 8-K was due at the SEC.

(b)	Pro Forma Financial Information

The financial statements for the company acquired, GSSI, will be filed no later than 71 calendar days after the date that the initial report on Form 8-K was due at the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of August, 2016.

AMAZING ENERGY OIL AND GAS, CO.

BY:	TIMOTHY FLANAGAN
Timothy Flanagan, President